Exhibit 10.1

[********] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

AMENDMENT NO. 4 TO

COLLABORATIVE RESEARCH AND LICENSE AGREEMENT

This Amendment No. 4 to Collaborative Research and License Agreement (this “Amendment”), effective as of the date of signature of the last Party to sign below, amends the Collaborative Research and License Agreement entered into as of December 27, 2005 by and between AstraZeneca AB, a company limited by shares organized and existing under the laws of Sweden (“AstraZeneca”), and Targacept, Inc., a Delaware (USA) corporation (“Targacept”), as amended by Amendment No. 1 dated November 10, 2006, Amendment No. 2 effective July 8, 2009, and Amendment No. 3 effective April 30, 2010 (the “Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

WHEREAS AstraZeneca and Targacept desire to amend, in accordance with Section 17.6 of the Agreement, various aspects of the Agreement to provide (i) terms on which Targacept would [********] a human clinical trial of Ispronicline as a treatment for AD and (ii) for certain other rights and obligations with respect to the Development of Ispronicline as a treatment for AD.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, AstraZeneca and Targacept, intending to be legally bound, hereby agree as follows:

1. Section 5.10.1 of the Agreement is hereby amended by deleting the text thereof in its entirety and replacing it with the following:

“Except (a) in the conduct of the Research Program or any Additional Research Program as provided in Sections 4.1, 4.3, 4.4 and 4.8, (b) subject to Section 5.10.2(c)(1), for the identification, research and development of potential Back-Up Option Compounds (which, for purposes of clarity, are Additional Compounds with respect to the corresponding Option Compound Candidate Drugs) that have not yet themselves become Option Compound Candidate Drugs, (c) as provided in Section 5.2.2, (d) for the Targacept Development Activities, and (e) for the [********] the TRGT Ispronicline AD Trial (as defined in Section 5.14) and activities incidental thereto, notwithstanding anything else in this Agreement to the contrary, AstraZeneca shall have the sole and exclusive right during the Term to research, develop, manufacture, commercialize and otherwise Exploit all Collaboration Compounds, Candidate Drugs and Products (including to Develop Candidate Drugs and Commercialize Products) in the Territory for use in the Field and in Schizophrenia.”

2. The Agreement is hereby amended by adding the following new Section 5.14.

“5.14 TRGT Ispronicline AD Trial.

(a) Contingent upon the execution by the Parties of the Agreement relating to AZD3480 Clinical Study in AD dated on or about September 28, 2010 (the “TRGT Ispronicline AD Trial Agreement”) and subject to the other terms of this Agreement, AstraZeneca shall, and hereby does, grant to Targacept and its Affiliates a non-exclusive, royalty-free, worldwide license during the Term, without the right to grant sublicenses (except as reasonably necessary in connection with the engagement by Targacept of any Third Party to conduct the TRGT Ispronicline AD Trial (as defined below) or any activity incidental thereto), under AstraZeneca Technology and AstraZeneca Patent Rights and AstraZeneca’s interest in Joint Technology and Joint Patent Rights solely to conduct as contemplated by the TRGT Ispronicline AD Trial Agreement a human clinical trial of Ispronicline as a treatment for AD (the “TRGT Ispronicline AD Trial”) and activities incidental thereto.

(b) Notwithstanding any terms of the Agreement to the contrary (including Section 5.3 (Product Development Plans) and Section 6.4 (R&D Funding)), unless otherwise expressly provided in the TRGT Ispronicline AD Trial Agreement or agreed in writing by the Parties, all costs and expenses incurred by Targacept to conduct the TRGT Ispronicline AD Trial shall be borne by Targacept and shall not be reimbursed by AstraZeneca.

(c) Unless and until AstraZeneca in its sole discretion were to determine [********] to conduct another Clinical Trial of Ispronicline in AD at a [********] (the “Internal AZ AD Advancement Action”): (i) the TRGT Ispronicline AD Trial shall not be [********] for purposes of [********]; and (ii) consistent with clause (i), AstraZeneca shall not be required to [********] for [********] based on [********] in the TRGT Ispronicline AD Trial. For clarity and without limitation of any [********] that [********] under the Agreement (including [********]), if the Internal AZ AD Advancement Action occurs, AstraZeneca shall thereupon be required to [********]. For purposes of this Section 5.14(c) and Section 5.14(d), a [********] is [********] if such [********], be reasonably expected to [********] or, together with [********]; provided that the designation of [********] shall not create any implication that [********].

(d) Notwithstanding anything in the Agreement to the contrary, including the provisions of [********], and regardless of [********] the TRGT Ispronicline AD Trial, AstraZeneca [********]; provided that (i) if AstraZeneca [********], or [********] Targacept [********], AstraZeneca’s [********] shall thereafter apply in accordance with such Section [********] and (ii) nothing in this Section 5.14(d) is intended to modify [********] with respect to Ispronicline and ADHD or any other Primary Indication.”

3. The Agreement is hereby amended by adding the following new Section 6.1A.

“6.1A AD Program Achievement Payments. AstraZeneca shall pay Targacept the following non-refundable and non-creditable fees (each, an “AD Program Achievement Payment”) in immediately available funds:

[********] Five Hundred Thousand Dollars (US $500,000) on or before October 5, 2010;

[********] within [********] Business Days after receipt of a Targacept invoice therefor after [********];

[********] within [********] Business Days after receipt of a Targacept invoice therefor after [********]

[********] within [********] Business Days after receipt of a Targacept invoice therefor after [********].

As used in this Section 6.1(A), the term [********] means the [********] and is [********].”

4. Section 8.1.3 of the Agreement is hereby amended by (a) deleting the “and” before clause (E) in the proviso at the end thereof and (b) adding the following to the end of such proviso (before the period):

“; and (F) to conduct (or have conducted) the TRGT Ispronicline AD Trial and activities incidental thereto”

5. Except as expressly amended by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF AstraZeneca and Targacept have executed this Amendment as of the respective dates set forth below.

TARGACEPT, INC.		ASTRAZENECA AB (publ.)

By:	/s/ J. Donald deBethizy	By:	/s/ Anders Burén

Name:	J. Donald deBethizy	Name:	Anders Burén

Title:	President & CEO	Title:	Authorised Signatory

Date:	September 28, 2010	Date:	September 28, 2010

[Signature Page to Amendment No. 4]